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                            AMENDED AND RESTATED AGREEMENT

          AMENDED AND RESTATED AGREEMENT, dated as of October 29, 1997 (this "AGREEMENT"), among Northwest Airlines Corporation, a Delaware corporation (the "COMPANY"), on the one hand, and Alfred A. Checchi ("Checchi"); Gary L. Wilson ("WILSON"); Frederic V. Malek, Frederic W. Malek, and Michelle A. Malek (together the "MALEK FAMILY"); Frederic V. Malek as trustee of a trust for the benefit of Frederic W. Malek; and Frederic V. Malek as trustee of a trust for the benefit of Michelle A. Malek, on the other hand.

                                     WITNESSETH:

          WHEREAS, under Section 17 of the Second Amended and Restated Investor Stockholders' Agreement, dated as of December 23, 1993 (as such agreement has been amended, supplemented or otherwise modified from time to time prior to the date hereof, the "STOCKHOLDERS' AGREEMENT"), among the Company; Checchi, the A Trust created pursuant to a trust agreement dated May 23, 1984 with Wilson as trustee, the K Trust created pursuant to a trust agreement dated May 23, 1984 with Wilson as trustee, and the Trust created pursuant to a trust agreement dated September 1, 1985 with Wilson as trustee (each such trust collectively known as the "CHECCHI FAMILY TRUSTS"; the Checchi Family Trusts and Checchi together known as the "CHECCHI FAMILY"); Wilson, Derek M. Wilson, and Christopher D. Wilson (together the "WILSON FAMILY"); the Malek Family; Bankers Trust New York Corporation ("BTNY"); Koninklijke Luchtvaart Maatschappij N.V. ("KLM"); and Richard C. Blum & Associates - NWA Partners, L.P., formerly known as Wings Associates, L.P. ("BLUM"), KLM was granted an option to purchase shares of Common Stock (the "KLM OPTION") from each of the Checchi Family, the Wilson Family, the Malek Family, Blum, BTNY, and Bright Star Investments Limited and its affiliate Paracor Finance Inc., the permitted transferees of Wings Acquisition Investor Limited (collectively, "BRIGHT STAR"), upon the terms and subject to the conditions set forth therein;

          WHEREAS, KLM has previously exercised the KLM Option granted to KLM by Bright Star in connection with a purchase of Bright Star's shares of Common Stock;

          WHEREAS, the Company has been advised that (i) as among the members of the Checchi Family, only shares owned by Checchi are subject to the KLM Option; (ii) as among the members of the Wilson Family, only shares owned by Wilson are subject to the KLM Option; and (iii) as among members of the Malek Family, an equal number of shares of each member are subject to the KLM Option;

          WHEREAS, in connection with entering into the Common Stock Repurchase Agreement, dated as of September 29, 1997 (the "COMMON STOCK AGREEMENT"), between the Company and KLM, KLM and the Company have agreed that the KLM Option granted to KLM by each of Checchi, Wilson and the Malek Family under Section 17 of the Stockholders' Agreement would be cancelled;

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          WHEREAS, Checchi, Wilson and the Malek Family have agreed to pay to the Company the following amounts in satisfaction of the obligations undertaken by the Company in connection with the cancellation of the KLM
Options: (i) $14,042,540.35 with respect to Checchi (the "CHECCHI AMOUNT"),
(ii) $14,042,540.35 with respect to Wilson (the "WILSON AMOUNT"), and (iii) $809,027.52 with respect to the Malek Family (the "MALEK AMOUNT");

          WHEREAS, the parties hereto wish to amend and restate their original agreement with respect to such reimbursements as herein provided;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. OBLIGATION TO PAY THE CHECCHI AMOUNT, THE WILSON AMOUNT AND THE MALEK AMOUNT. In consideration for the Company's agreement with KLM in respect of the cancellation of the KLM Options, as described above, Checchi, Wilson and the Malek Family hereby agree, respectively, as follows:

               a. OBLIGATION TO PAY THE CHECCHI AMOUNT. Checchi hereby unconditionally promises to pay to the order of the Company, in lawful money of the United States of America in immediately available funds, no later than 12:00 noon, New York City time, on the date hereof, the principal sum of $14,042,540.35, without interest.

               b. OBLIGATION TO PAY THE WILSON AMOUNT. Wilson hereby unconditionally promises to pay to the order of the Company, in lawful money of the United States of America in immediately available funds, no later than 12:00 noon, New York City time, on January 28, 1998 (i) the principal sum of $14,042,540.35 and (ii) interest on such principal amount from the date hereof until January 28, 1998 at a rate per annum equal to 6%.

               c. OBLIGATION TO PAY THE MALEK AMOUNT. (i) Each of Frederic V. Malek, Frederic V. Malek as trustee of a trust for the benefit of Frederic
     W. Malek and Frederic V. Malek as trustee of a trust for the benefit of Michelle A. Malek hereby unconditionally promises either (x) subject to prior approval (the "APPROVAL") of the Board of Directors of the Company, to transfer, assign and deliver, as promptly as practicable after the Approval, a certificate or certificates representing 17,684 shares (the "SHARES") of the Company's Class A Common Stock, par value $.01 per share, valued at a per share price equal to $45.75, which is the closing price of the Shares on the National Association of Securities Dealers Automated Quotations system on the date hereof, or (y) if and only if the Approval is not granted by December 1, 1997, to pay to the order of the Company, in lawful money of the United States of America in immediately available funds, as promptly as practicable after December 1, 1997, (1) the principal sum of $809,027.52 and (2) interest on such principal amount from the date hereof until the date of such payment at a rate per annum equal to 6%. It is understood and agreed by the Company and the Malek Family that (i) the transfer,

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                                                                               3

     assignment and delivery of the Shares or (ii) the payment in immediately available funds, as the case may be, by each of Frederic V. Malek, Frederic
     V. Malek as trustee of a trust for the benefit of Frederic W. Malek and Frederic V. Malek as trustee of a trust for the benefit of Michelle A. Malek as provided in the preceding sentence shall satisfy in full the amount owed by the Malek Family in respect of the Malek Amount. If the Approval is granted, the certificate or certificates representing the Shares shall be duly endorsed in blank or accompanied by stock powers duly executed in blank, with all necessary stock transfer stamps affixed.

               (ii) The Company hereby agrees to pay to Frederic V. Malek, Frederic V. Malek as trustee of a trust for the benefit of Frederic W. Malek and Frederic V. Malek as trustee of a trust for the benefit of Michelle A. Malek any amount owing in respect of fractional shares.

          2. WAIVER. Each of Checchi, Wilson and the Malek Family hereby waives presentment, demand, protest or notice of any kind in connection with this Agreement.

          3. DEFINITIONS. Capitalized terms used but not otherwise defined herein are used herein as defined in the Stockholders' Agreement.

          4. CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN. THE PARTIES TO THIS AGREEMENT HEREBY AGREE TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          5. COUNTERPARTS. This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          6. REPRESENTATIONS AND WARRANTIES. If and only if the Approval is granted, each of Frederic V. Malek, Frederic V. Malek as trustee of a trust for the benefit of Frederic W. Malek and Frederic V. Malek as trustee of a trust for the benefit of Michelle A. Malek represents and warrants to the Company as of the date that such parties transfer, assign and deliver the Shares, as follows:

               a. OWNERSHIP OF THE SHARES. Each of Frederic V. Malek, Frederic
     V. Malek as trustee of a trust for the benefit of Frederic W. Malek and Frederic V. Malek as trustee of a trust for the benefit of Michelle A. Malek has good and valid title to the Shares free and clear of all liens, claims, equities, charges and encumbrances whatsoever, other than restrictions imposed by Federal or State securities law.

               b. POWER; AUTHORITY. Each of Frederic V. Malek, Frederic V. Malek as trustee of a trust for the benefit of Frederic W. Malek and Frederic V. Malek as trustee of a trust for the benefit of Michelle A. Malek has the full and unrestricted

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                                                                               4

     power and right to enter into this Agreement and has the full and unrestricted power and right to sell to the Company the Shares.

                       [Rest of page intentionally left blank.]

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                                                                               5

          IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed on its behalf as of the date first written above.

                                        NORTHWEST AIRLINES CORPORATION

                                        By: /s/ Douglas M. Steenland
                                           ------------------------------------
                                           Douglas M. Steenland
                                           Senior Vice President,
                                           General Counsel & Secretary


                                        /s/ Alfred A. Checchi
                                        ---------------------------------------
                                        Alfred A. Checchi


                                        /s/ Gary L. Wilson
                                        ---------------------------------------
                                        Gary L. Wilson


                                        /s/ Frederic V. Malek
                                        ---------------------------------------
                                        Frederic V. Malek


                                        /s/ Frederic V. Malek
                                        ---------------------------------------
                                        Frederic V. Malek as trustee of a trust
                                        for the benefit of Frederic W. Malek


                                        /s/ Frederic V. Malek
                                        ---------------------------------------
                                        Frederic V. Malek as trustee of a trust
                                        for the benefit of Michelle A. Malek


                                        /s/ Frederic W. Malek
                                        ---------------------------------------
                                        Frederic W. Malek


                                        /s/ Michelle A. Malek
                                        ---------------------------------------
                                        Michelle A. Malek